SHAREHOLDERS' EQUITY	6 Months Ended
Jun. 30, 2026
Stockholders' Equity Note [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 7:  SHAREHOLDERS’ EQUITY

Ordinary shares:

On February 6, 2026, the Company effected a 1-for-5 reverse share split of its ordinary shares, as described in Note 1(c).

On January 7, 2026 an Extraordinary Meeting of the General Shareholders of the Company was held and decided to increase the Company’s authorized share capital to 12,000,000 shares, with no Par value and to amend the Company’s articles of association.

Share activity:

May 2026 SEPA – $10.0 Million

On May 7, 2026, the Company entered into a Standby Equity Purchase Agreement (“SEPA”) with YA II PN, Ltd. (“Yorkville”), pursuant to which Yorkville committed to purchase up to $10.0 million of the Company’s ordinary shares. The Company had the right, but not the obligation, to sell ordinary shares to Yorkville from time to time through the delivery of advance notices.

The purchase price for each advance was generally equal to 97% of the lowest daily VWAP during the applicable three-trading-day pricing period. The Company could specify a minimum acceptable price in connection with each advance. Advances were subject to applicable registration limitations and a 9.99% beneficial ownership limitation.

The Company agreed to pay a commitment fee equal to 1% of the total commitment, a portion of which was paid through the issuance of ordinary shares and the remainder in cash.

During May 2026, the Company fully utilized the $10.0 million commitment and issued 2,152,798 ordinary shares for aggregate gross proceeds of $10.0 million. All advances were completed within approximately 24 hours following submission of the applicable advance notices. The agreement terminated upon full utilization of the commitment on May 29, 2026.

June 2026 SEPA – $15.0 Million

On June 18, 2026, the Company entered into an additional SEPA with Yorkville, pursuant to which Yorkville committed to purchase up to $15.0 million of the Company’s ordinary shares during a 36-month commitment period. The Company has the right, but not the obligation, to sell ordinary shares to Yorkville from time to time through the delivery of advance notices.

The purchase price for each advance is generally equal to 97% of the lowest daily VWAP during the applicable three-trading-day pricing period. The Company may specify a minimum acceptable price for each advance. Advances are subject to applicable registration limitations and a 9.99% beneficial ownership limitation.

The Company agreed to pay a commitment fee equal to 1% of the total commitment, payable in four equal installments. The first installment was paid through the issuance of 20,276 ordinary shares, and the remaining three installments are payable in cash on a quarterly basis.

The Company may terminate the agreement upon five Trading Days’ prior written notice, provided that there are no outstanding advance notices for which shares remain to be issued and all amounts owed to Yorkville have been paid. The agreement also terminates upon the earlier of the expiration of the 36-month commitment period or full utilization of the $15.0 million commitment.

As of June 30, 2026, no amounts had been drawn under the June 2026 SEPA and the full $15.0 million commitment remained available, subject to the terms and conditions of the agreement.

During the six months ended June 30, 2026, the Company recognized commitment fees and other costs associated with the SEPA arrangements of $371, which were recorded in finance expenses. Such costs included commitment fees settled through the issuance of 44,660 ordinary shares and cash payments to Yorkville.

During the period from July 1, 2026 through the date of issuance of these financial statements, the Company sold an aggregate of 437,000 ordinary shares under the June SEPA agreement for aggregate proceeds of $447.

Exercise of Milestone Pre-Funded Warrants

On February 13, 2026, BladeRanger Ltd. exercised its remaining milestone pre-funded warrants, resulting in the issuance of 13,759 ordinary shares at an exercise price of $0.05 per share, for aggregate proceeds of $1.

BladeRanger Agreement

On March 16, 2026, the Company entered into an agreement with BladeRanger Ltd., pursuant to which BladeRanger may become entitled to warrants to purchase up to 300,000 ordinary shares upon the achievement of specified commercial milestones (including the introduction of new customers to the Company and the Company's entry into binding commercial agreements with such customers). The agreement is limited to up to three qualifying customers, and it is valid for a period of 12 months. As of June 30, 2026, none of the applicable milestones had been achieved and no warrants had been issued.

a.	Warrants and Warrants units

The following table summarizes the warrants and warrants units outstanding as of June 30, 2026:

Type	Issuance Date	Number of warrants	Exercise price	Exercisable through

PIPE warrants	March 11, 2021	232,500	$5,520.0	September 10, 2026
December 2023 warrants	December 28, 2023	32,753	$427.2	December 28, 2028
Warrants issued to underwriters	April 15, 2024	350,000	$120.0	April 15, 2029
Warrants issued to underwriters	September 11,2024	69,251	$40.0	September 11,2029
Warrants issued to underwriters	December 18, 2024	34,625	$40.0	December 18, 2029
Warrant-A issued to BladeRanger	March 5, 2025	1,087,565	$15.5	September 5, 2030
Warrant-B issued to BladeRanger	March 5, 2025	1,087,565	$32.0	September 5, 2030
TOTAL		2,894,259

•	Upon full dilution, the exercise of all outstanding warrants would result in the issuance of an additional 448,797 ordinary shares of the Company.

b.	Share-based compensation:

The 2019 Plan:

Share options outstanding and exercisable to employees and directors under the 2019 Share Option Plan (the “2019 Plan”) as of June 30, 2026, were as follows:

	Number of options	Weighted average exercise price	Weighted average remaining contractual life

Options outstanding as of December 31, 2025	43,551	$42.36	9.15
Options granted	-	-	-
Options exercised	-	-	-
Options expired	(3,020)	9.95	8.99
Options outstanding as of June 30, 2026	40,531	$44.77	8.64

Options exercisable as of June 30, 2026	28,807	$57.94	8.54

The following table presents the assumptions used to determine the grant-date fair value of options granted during the six months ended June 30, 2025. No options were granted during the six months ended June 30, 2026.

	2026	2025
Expected term (years)	-	5.00-5.81
Risk-free interest rates	-%	4.50%
Volatility	-%	117-120%
Dividend yield	-	-
Exercise price	$-	$0.05-15.75

As of June 30, 2026, the unrecognized compensation cost related to 11,724 unvested options granted under the 2019 Plan, was $124, which is expected to be recognized as an expense over a weighted-average period of 2 years.

The Company recognized $29 and $389 during the period ended June 30, 2026, and 2025, respectively, as share-based compensation expenses which was included in general and administrative expenses, and $9 and $7 during the period ended June 30, 2026, and 2025, respectively, as share-based compensation expense which was included in research and development expenses.